UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ANDINA ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANDINA ACQUISITION CORP. II

250 WEST 57th st, suite 2223

new york, ny 10107

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD JANUARY 31, 2018

TO THE SHAREHOLDERS OF ANDINA ACQUISITION CORP. II:

You are cordially invited to attend the extraordinary general meeting (the “meeting”) of Andina Acquisition Corp. II (the “Company,” “we,” “us” or “our”) to be held at 9:30 a.m. local time on January 31, 2018 at the offices of the Company’s U.S. counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, United States of America, for the sole purpose of considering and voting upon the following proposal:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 1, 2018 to April 1, 2018 (the “Extended Date”).

The Extension Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced initial business combination with Lazy Days’ R.V. Center, Inc. (“Lazydays”) pursuant to the Agreement and Plan of Merger, dated as of October 27, 2017 (the “merger agreement”), by and among the Company, Andina II Holdco Corp., a wholly owned subsidiary of the Company (“Holdco”), Andina II Merger Sub Inc., a wholly owned subsidiary of Holdco (“Merger Sub”), Lazydays, and, solely for certain purposes set forth in the merger agreement, A. Lorne Weil, an individual.

The Company’s charter originally provided that the Company had until June 1, 2017 (or September 1, 2017 if the Company had entered into a letter of intent, memorandum of understanding or definitive agreement with a target business for a business combination by June 1, 2017 and a business combination was not consummated before June 1, 2017) to complete a business combination. On August 30, 2017, the Company held an extraordinary general meeting to extend the date by which the Company had to consummate a business combination to November 1, 2017. On October 31, 2017, the Company held another extraordinary general meeting to further extend the date by which the Company to complete a business combination to February 1, 2018. The board currently believes that there may not be sufficient time before February 1, 2018 to allow the SEC to complete its review of the proxy statement relating to the proposed transaction with Lazydays. Accordingly, our board believes that in order to be able to pursue such investment opportunity, we may need to obtain the Extension. Our board of directors believes that the investment opportunity in Lazydays is compelling and that our shareholders would benefit from it. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Andina has to consummate a business combination to the Extended Date in order that our shareholders can participate in this investment opportunity.

The holders of ordinary shares issued in the Company’s initial public offering (such holders being referred to as the “public shareholders” and such shares being referred to as the “public shares”) who vote either for or against the Extension Amendment may elect to convert their public shares into a pro rata portion of the funds held in the trust account established in connection with the IPO (“trust account”) if the Extension is implemented (the “Conversion”). The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.30 at the time of the meeting. The closing price of the Company’s ordinary shares on January 10, 2018, the record date for the meeting, was $10.3283. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving $0.0283 less than if he sold his shares in the open market. However, the Company cannot assure shareholders that they will be able to sell their shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

You are not being asked to vote on the proposed business combination with Lazydays at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Lazydays when it is submitted to shareholders.

If the Extension Amendment proposal is not approved and we do not consummate an initial business combination by February 1, 2018, we will, commencing on February 2, 2018, automatically wind up, liquidate and dissolve. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

Subject to the foregoing, the Extension Amendment must be passed by a special resolution of shareholders. A special resolution is a resolution passed by members who, being entitled to do so, vote at the extraordinary general meeting and hold at least two-thirds of the shares voted at the meeting.

The Company’s board of directors has fixed the close of business on January 10, 2018 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment proposal is fair to and in the best interests of the Company and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the meeting. Whether or not you plan to attend the meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

January 11, 2018	By Order of the Board of Directors

Luke Weil
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the meeting. If you are a shareholder of record, you may also cast your vote in person at the meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 31, 2018: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/andinaacquisition/sm2018.

ANDINA ACQUISITION CORP. II

250 WEST 57TH ST, SUITE 2223

NEW YORK, NY 10107

EXTRAORDINARY GENERAL MEETING

TO BE HELD JANUARY 31, 2018

PROXY STATEMENT

The extraordinary general meeting (the “meeting”) of Andina Acquisition Corp. II (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 9:30 a.m. local time on January 31, 2018, at the offices of the Company’s U.S. counsel Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, United States of America, for the sole purpose of considering and voting upon the following proposal:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 1, 2018 to April 1, 2018 (the “Extended Date”)

The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced initial business combination with Lazy Days’ R.V. Center, Inc. (“Lazydays”) pursuant to the Agreement and Plan of Merger, dated as of October 27, 2017 (the “merger agreement”), by and among the Company, Andina II Holdco Corp., a wholly owned subsidiary of the Company (“Holdco”), Andina II Merger Sub Inc., a wholly owned subsidiary of Holdco (“Merger Sub”), Lazydays, and, solely for certain purposes set forth in the merger agreement, A. Lorne Weil, an individual.

The holders of public shares who vote either for or against the Extension Amendment may elect to convert their public shares into a pro rata portion of the funds held in the trust account if the Extension is implemented (the “Conversion”). The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.30 at the time of the meeting. The closing price of the Company’s ordinary shares on January 10, 2018, the record date for the meeting, was $10.3283. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving $0.0283 less than if he sold his shares in the open market. However, the Company cannot assure shareholders that they will be able to sell their shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension is effectuated, the amount remaining in the trust account may be only a small fraction of the approximately $29.2 million that was in the trust account as of January 10, 2018. In such event, the Company may need to obtain additional funds to complete its business combination with Lazydays and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If there is no Extension and Conversion and the Company dissolves and liquidates, B. Luke Weil, one of our directors and non-executive Chairman of the Board, has agreed that he will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our initial public offering (“IPO”) not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver agreement. However, we cannot assure you that Mr. Weil will be able to satisfy those obligations if he is required to do so. Accordingly, the actual per-share distribution could be less than $10.30, plus interest, due to claims of creditors. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public shareholders at least $10.30 per share.

If the Extension Amendment proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its proposed business combination with Lazydays on or before the Extended Date. Holders of public shares who vote at the meeting and do not convert their public shares now will retain their conversion rights and their ability to vote on the proposed business combination with Lazydays through the Extended Date if the Extension Amendment is approved.

The record date for the meeting is January 10, 2018. Record holders of ordinary shares of the Company at the close of business on the record date are entitled to vote or have their votes cast at the meeting. On the record date, there were 4,149,931 ordinary shares issued and outstanding. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the meeting and the Extension Amendment proposal. Please read it carefully and vote your shares.

This proxy statement is dated January 11, 2018 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in 2015 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2015, the Company consummated its IPO from which it derived net proceeds of $40,600,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date (in our case, initially September 1, 2017). On August 30, 2017, the Company’s shareholders approved an extension of the time to complete a business combination to November 1, 2017. At the meeting to approve such extension, public shareholders holding 432,769 shares sought conversion, leaving 3,567,231 public shares outstanding and approximately $36.4 million in the trust account. On October 31, 2017, the Company’s shareholders approved a second extension of the time to complete a business combination to February 1, 2018. At this second meeting, public shareholders holding 727,300 shares sought conversion, leaving 2,839,931 public shares outstanding and approximately $29.2 million in the trust account.

On October 27, 2017, the Company entered into the merger agreement with Lazydays and the SEC is still in the process of reviewing the proxy statement for the transaction. Therefore, the board of directors believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its proposed business combination with Lazydays and is therefore submitting this proposal to the shareholders to vote upon.

Q.	What is being voted on?

A. You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of such converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating its business combination with Lazydays on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $29.2 million that was in the trust account as of January 10, 2018. In such event, the Company may need to obtain additional funds to complete its proposed business combination with Lazydays and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved and we are not able to consummate an initial business combination by February 1, 2018, we will, commencing February 2, 2018, automatically wind up, liquidate and dissolve in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Luke Weil has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before February 1, 2018. As indicated above, the Company may not be able to complete its proposed business combination with Lazydays by that date.

The merger agreement provides for a business combination transaction by means of (a) a merger of the Company with and into Holdco, with Holdco surviving and becoming a new public company and (b) a subsequent merger of Merger Sub with and into Lazydays, with Lazydays surviving and becoming a direct wholly owned subsidiary of Holdco. Under the merger agreement, the stockholders of Lazydays will receive their pro rata portion of: (i) 2,857,143 Holdco shares; and (ii) $85,000,000 in cash, subject to adjustments as provided for in the merger agreement.

Lazydays operates recreational vehicle dealerships in Seffner, FL, Tucson, AZ and Loveland, Denver and Longmont, CO. Lazydays carries more than 2,500 new and pre-owned recreational vehicles, and also has over 300 service bays and two on-site campgrounds with over 700 recreational vehicle campsites. Lazydays welcomes over 500,000 visitors annually, and employs over 700 people in its facilities.

The foregoing summary of the terms of the merger agreement is qualified in all respects by reference to the complete text of the merger agreement, which is attached as Exhibit 2.1 to the Form 8-K Andina filed with the SEC on October 30, 2017, as the same may be amended from time to time, which amendments will be filed by Andina with the SEC on Form 8-K.

The Company believes the proposed business combination with Lazydays is in the best interests of the Company’s shareholders, and because the Company may not be able to conclude the business combination within the permitted time period, the Company has determined to seek shareholder approval to extend the date by which the Company has to complete the business combination.

Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the proposed business combination with Lazydays at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with Lazydays when and if it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?

A. The Company’s board of directors believes shareholders will benefit from the Company consummating its business combination with Lazydays and is proposing the Extension Amendment to extend the date by which the Company has to complete the business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete the business combination.

Given the Company’s expenditure of time, effort and money on potential business combinations, circumstances warrant providing those who believe they might find the proposed business combination with Lazydays to be an attractive investment with an opportunity to consider such a transaction, inasmuch as the Company is also affording shareholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q.	How do the Company’s insiders intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal.

The Company’s directors, executive officers and their respective affiliates are not entitled to convert any shares in connection with the Extension Amendment. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,000,000 insider shares and 265,000 ordinary shares included in units they purchased privately in connection with the IPO (the “private units” and the shares included within such private units, the “private shares”), representing approximately 30% of the Company’s issued and outstanding ordinary shares. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

The Company’s or Lazydays’ directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares. Any public shares held by or subsequently purchased by affiliates of the Company will be voted in favor of the Extension Amendment proposal.

Q.	What vote is required to adopt the Extension Amendment?	A. Approval of the Extension Amendment will require a special resolution under Cayman Islands law and our charter. A special resolution is a resolution passed by members who, being entitled to do so, vote at the extraordinary general meeting and hold at least two-thirds of the shares voted at the meeting.

Q.	What if I don’t want to vote for the Extension Amendment proposal?	A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. The Company may seek further extensions to consummate a business combination if it determines such time is needed. However, the Company will only seek another extension if it also affords shareholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well.

Q.	What happens if the Extension Amendment is not approved?

A. If the Extension Amendment is not approved and we are unable to consummate an initial business combination by February 1, 2018, we will, commencing February 2, 2018, automatically wind up, liquidate and dissolve, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The Company’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their insider shares and private shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Luke Weil has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q.	If the Extension Amendment proposal is approved, what happens next?

A. If the Extension Amendment is approved, the Company will have until the Extended Date to complete its business combination with Lazydays. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors, initial shareholders and their affiliates.

Q.	Would I still be able to exercise my conversion rights if I vote against the proposed business combination with Lazydays?	A. Unless you elect to convert your shares at the meeting, you will be able to vote on the proposed business combination with Lazydays when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to convert your public shares upon consummation of a business combination in connection with the shareholder vote to approve the business combination, subject to any limitations set forth in the charter.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 250 West 57th St, Suite 2223, New York NY 10107, Attn: Secretary.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by a special resolution. A special resolution is a resolution passed by members who, being entitled to do so, vote at the extraordinary general meeting and hold at least two-thirds of the shares voted at the meeting.

Abstentions and broker non-votes will have no effect. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding ordinary shares on the record date are represented by shareholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Q.	Who can vote at the meeting?

A. Only holders of record of the Company’s ordinary shares at the close of business on January 10, 2018 are entitled to have their vote counted at the meeting and any adjournments or postponements thereof. On this record date, 4,149,931 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name on the register of members with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment?	A. Yes. After careful consideration of the terms and conditions of this proposal, the board of directors of the Company has determined that the Extension Amendment is fair to and in the best interests of the Company and its shareholders. The board of directors recommends that the Company’s shareholders vote “FOR” the Extension Amendment.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?	A. The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of insider shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company shareholders do not have appraisal rights in connection with the Extension Amendment under the Companies Law (2016 Revision) of the Cayman Islands (the “Companies Law”).

Q.	What happens to the Company’s rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and we are unable to consummate an initial business combination by February 1, 2018, we will, commencing February 2, 2018, automatically wind up, liquidate and dissolve, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares. In such event, your rights and warrants will become worthless.

Q.	What happens to the Company’s rights and warrants if the Extension Amendment is approved?	A. If the Extension Amendment is approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The rights and warrants, by their terms, will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of Company’s ordinary shares, you may vote in person at the meeting or by submitting a proxy for the meeting. Whether or not you plan to attend the meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the meeting and vote in person if you have already voted by proxy.

If your ordinary shares of the Company are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I convert my ordinary shares?

A. If the Extension is implemented, each public shareholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, including any interest not previously released to us but net of income taxes payable.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote at the meeting or to deliver your shares to the transfer agent electronically prior to the vote at the meeting using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and Conversion.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Andina Acquisition Corp. II

250 West 57th St, Suite 2223

New York, NY 10107

Telephone: (314) 548-6200

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate the business combination with Lazydays following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a Cayman Island exempted company incorporated on July 1, 2015 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On April 1, 2015, we consummated our IPO of 4,000,000 units, with each unit consisting of one ordinary share, one right to receive one-seventh of an ordinary share upon consummation of a business combination and one warrant to purchase one share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $40,000,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of 310,000 private units at a price of $10.00 per unit, generating total proceeds of $3,100,000. The private units were purchased by the Company’s shareholders prior to the IPO and their affiliates and designees and EarlyBirdCapital, Inc., the representative of the underwriters in the IPO.

On August 30, 2017, the Company’s shareholders approved an extension of the time to complete a business combination to November 1, 2017. At the meeting to approve such extension, public shareholders holding 432,769 shares sought conversion, leaving 3,567,231 public shares outstanding and approximately $36.4 million in the trust account. On October 31, 2017, the Company’s shareholders approved a second extension of the time to complete a business combination to February 1, 2018. At this second meeting, public shareholders holding 727,300 shares sought conversion, leaving 2,839,931 public shares outstanding and approximately $29.2 million in the trust account.

The merger agreement with Lazydays provides for a business combination transaction by means of (a) a merger of the Company with and into Holdco, with Holdco surviving and becoming a new public company and (b) a subsequent merger of Merger Sub with and into Lazydays, with Lazydays surviving and becoming a direct wholly owned subsidiary of Holdco. Under the merger agreement, the stockholders of Lazydays will receive their pro rata portion of: (i) 2,857,143 Holdco shares; and (ii) $85,000,000 in cash, subject to adjustments as provided for in the merger agreement

You are not being asked to vote on the proposed business combination with Lazydays at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with Lazydays when it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The mailing address of the Company’s principal executive office is 250 West 57th St, Suite 2223, New York, NY 10107, and its telephone number is (212) 203 4624.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate the business combination with Lazydays to the Extended Date so as to give the Company more time to complete the initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares for a pro rata portion of the trust account, provided that the Extension is implemented. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.30 at the time of the meeting. The closing price of the Company’s ordinary shares on January 10, 2018 was $10.3283. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving $0.0283 less than if he sold his stock in the open market. However, the Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we are unable to consummate an initial business combination by February 1, 2018, we will, commencing February 2, 2018, automatically wind up, liquidate and dissolve, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

Reasons for the Proposals

The Company’s IPO prospectus and charter originally provided that the Company had until June 1, 2017 (or September 1, 2017 if the Company had entered into a letter of intent, memorandum of understanding or definitive agreement with a target business for a business combination by June 1, 2017 and a business combination was not consummated before June 1, 2017) to complete a business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets and conducting related due diligence. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result, we executed several letters of intent for proposed business combinations allowing us to have until September 1, 2017 to complete a business combination. However, we were unable to complete a business combination by such date. Accordingly, on August 30, 3017, we held an extraordinary general meeting to extend the date by which the Company had to consummate a business combination to November 1, 2017. On October 27, 2017, the Company entered into the merger agreement with Lazydays. On October 31, 2017, the Company’s shareholders approved a second extension of the time to complete a business combination to February 1, 2018.

The board currently believes that there may not be sufficient time before February 1, 2018 to allow the SEC to complete its review of the proxy statement relating to the proposed transaction. Accordingly, our board believes that in order to be able to pursue such investment opportunity, we may need to obtain the Extension. Our board of directors believes that the investment opportunity in Lazydays is compelling and that our shareholders would benefit from it. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Andina has to consummate a business combination to the Extended Date in order that our shareholders can participate in this investment opportunity.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved and we do not consummate an initial business combination by February 1, 2018, commencing February 2, 2018, automatically wind up, liquidate and dissolve, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their insider shares and private shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, B. Luke Weil has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to work to consummate its business combination with Lazydays by the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded. The rights and warrants will remain outstanding in accordance with their terms.

You are not being asked to vote on the proposed business combination with Lazydays at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with Lazydays when and if it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $29.2 million that was in the trust account as of January 10, 2018. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public shareholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, including any interest not previously released to us but net of income taxes payable.

TO DEMAND CONVERSION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment. The requirement for physical or electronic delivery prior to the vote at the meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the meeting that it does not want to convert its shares, the shareholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will not be converted and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are converted for cash or returned to such shareholders.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $10.30 per share. The closing price of the Company’s ordinary shares on January 10, 2018 was $10.3283. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving $0.0283 less than if he sold his stock in the open market.

If you exercise your conversion rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Meeting

Date, Time and Place. The meeting of the Company’s shareholders will be held at 9:30 a.m., local time on January 31, 2018, at the offices of the Company’s U.S. counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, United States of America.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the meeting, if you owned Company ordinary shares at the close of business on January 10, 2018, the record date for the meeting. At the close of business on the record date, there were 4,149,931 outstanding ordinary shares each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposal to approve the Extension Amendment being presented to shareholders at the meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the meeting.

Required Vote

Approval of the Extension Amendment proposal will require a special resolution. A special resolution is a resolution passed by members who, being entitled to do so, vote at the extraordinary general meeting and hold at least two-thirds of the shares voted at the meeting. All of the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment. On the record date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 1,000,000 insider shares and 265,000 private shares representing approximately 30% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment is not approved and we do not consummate a business combination by February 1, 2018, the 1,000,000 insider shares held by the Company’s officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares).

●	If the Extension Amendment is not approved and we do not consummate a business combination by February 1, 2018, the 265,000 private units held by the Company’s officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $2,650,000, will be worthless (as the holders have waived liquidation rights with respect to such securities).

●	In connection with the IPO, B. Luke Weil, one of our directors and non-executive Chairman of the Board, has agreed that he will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of the Company’s board of directors are expected to continue to serve as directors at least through the date of the meeting and B. Luke Weil is expected to continue to serve following the proposed business combination with Lazydays and may receive compensation thereafter.

●	B. Luke Weil and A. Lorne Weil, an initial shareholder of the Company and the father of B. Luke Weil, the Company’s Non-Executive Chairman of the Board, have loaned the Company an aggregate of approximately $662,000. In addition, Andina’s management team composed of Julio A Torres (Chief Executive Officer), Mauricio Orellana (Chief Financial Officer) and Marjorie Hernandez (Treasurer and Secretary) have loaned an aggregate of $100,000. Thus, the total in outstanding loans to the Company is $762,000. The loans are non-interest bearing and are payable at the consummation of a business combination. If the Extension Amendment is not approved, the loans will be forgiven as the Company will not be able to repay it.

●	The Company’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Company fails to obtain the Extension and is forced to wind up, dissolve and liquidate, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will not be able to reimburse these expenses. Although as of the record date, the Company’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

Board Recommendation

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment is fair to and in the best interests of the Company and its shareholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment proposal. The Board of Directors expresses no opinion as to whether you should convert your public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon exercise of our outstanding warrants or rights as such securities are not exercisable or convertible within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class

Julio A. Torres	46,798		*
Mauricio Orellana	91,473		1.9%
Eric Carrera	13,600	(2)	*
Marjorie Hernandez	74,438		1.5%
B. Luke Weil	501,890	(3)	10.3%
Matthew S.N. Kibble	28,500		*
Barry Rubenstein (4)	338,701	(5)	6.9%
Marilyn Rubenstein (4)	338,701	(5)	6.9%
Davidson Kemper Capital Management L.P. (6)	399,000		8.2%
Basso Capital Management (7)	292,404		6.0%
All directors and executive officers as a group	763,699		15.6%

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Andina Acquisition Corp. II, 250 West 57th Street, Suite 2223, New York, New York 10107.

(2)	Includes 10,000 shares that will vest in full upon consummation of our initial business combination provided he is still affiliated with us at such time.

(3)	Includes an aggregate of 63,000 ordinary shares held by two limited liability companies that Mr. Weil controls. Does not include the ordinary shares he may receive in the event that Eric Carrera’s shares do not vest as described in footnote 2 above.

(4)	The business address of Barry Rubenstein and Marilyn Rubenstein is 68 Wheatley Road, Brookville, New York 11545. Information derived from a Schedule 13G filed on December 7, 2015.

(5)	Represents ordinary shares held by Woodland Partners, Woodland Venture Fund and Seneca Ventures. Barry Rubenstein is a general partner of Woodland Partners, Woodland Venture Fund and Seneca Ventures, and an officer and director of Woodland Services Corp. Marilyn Rubenstein is a general partner of Woodland Partners and an officer of Woodland Services Corp. Barry Rubenstein and Marilyn Rubenstein are husband and wife.

(6)	The business address of Davidson Kempner Capital Management LP is 520 Madison Avenue, 30th Floor, New York, New York 10022. Information derived from a Schedule 13G filed on December 7, 2015.

(7)	Represents ordinary shares held by Basso SPAC Fund LLC. Basso Management, LLC is the manager of Basso SPAC Fund LLC. Basso Capital Management, L.P. serves as the investment manager of Basso SPAC Fund LLC. Basso GP, LLC is the general partner of Basso Capital Management, L.P. Mr. Fischer is the sole portfolio manager for Basso SPAC Fund LLC, the Chief Executive Officer and a founding managing partner of Basso Capital Management, L.P., and a member of each of Basso Management, LLC and Basso GP, LLC. Accordingly, each of Basso Management, LLC, Basso Capital Management, L.P., Basso GP, LLC and Mr. Fischer may be deemed to indirectly beneficially own the ordinary shares reported herein. The business address of each of the reporting persons is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902. Information derived from a Schedule 13G filed on February 10, 2016.

All of the 1,000,000 initial shares issued prior to our IPO are held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement.

SHAREHOLDER PROPOSALS

If the Extension Amendment proposal is approved, the Company’s 2018 annual general meeting of shareholders will likely be held on or about October 31, 2018, unless the date is changed by the Company’s board of directors. If you are a shareholder and you want to include a proposal in the proxy statement for the year 2018 annual general meeting, you need to provide it to the Company by no later than approximately September 1, 2018. You should direct any proposals to the Company’s secretary at the Company’s principal office.

If the Extension Amendment proposal is not approved, there will be no annual general meeting in 2018.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 250 West 57th St, Suite 2223, New York NY 10107.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Andina Acquisition Corp. II

250 West 57th St, Suite 2223

New York, NY 10107
Tel: (212)203-4624

In order to receive timely delivery of the documents in advance of the meeting, you must make your request for information no later than January 16, 2018.

ANNEX A

ANDINA ACQUISITION CORP. II

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 48.4 by deleting such section in its entirety and replacing it with the following:

48.4	In the event that the Company does not consummate a Business Combination by April 1, 2018:

PROXY

Andina Acquisition Corp. II

250 West 57th St, Suite 2223

New York, NY 10107

EXTRAORDINARY GENERAL MEETING

JANUARY 31, 2018

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

ANDINA ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

JANUARY 31, 2018

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Extraordinary General Meeting to be held at 9:30 a.m. local time on January 31, 2018 at the offices of the Company’s U.S. counsel, Graubard Miller, 405 Lexington Avenue, New York, NY 10174, United States of America, and hereby appoints Mauricio Orellana and Eric Carrera, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Andina Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING OF PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 31, 2018: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/andinaacquisition/sm2018.

	FOR	AGAINST	ABSTAIN

Proposal 1 –Extension of Corporate Life Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination to April 1, 2018.	[ ]	[ ]	[ ]

Only if you hold ordinary shares of the Company issued in the Company’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Right” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided. If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH CONVERTED PUBLIC SHARES TO THE COMPANY’S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING OR DELIVER THE SHARES TO THE TRANSFER AGENT ELECTRONICALLY PRIOR TO THE VOTE AT THE MEETING USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

EXERCISE CONVERSION RIGHTS [  ]

TO CONVERT _____________ ORDINARY SHARES OF THE COMPANY

Dated:	________________________ 2018

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.